                                                                    Exhibit 10.2

                          CONSULTING SERVICES AGREEMENT

        This CONSULTING SERVICES AGREEMENT (the "Agreement") is made as of this 9th day of July 1999, between RNETHealth.com, Inc., a Colorado corporation (the "Company"), and Kevin Wall, an individual residing in Los Angeles, California (the "Consultant").

        Consultant has been retained by the Company to serve as a consultant and advisor, on a non-exclusive basis for a period of two (2) years, commencing on the date hereof, on the following terms and conditions:

1. SERVICES

        Subject to Section 3c, Consultant will provide the following services to the Company (collectively, hereinafter, the "Services"):

        a. Consulting services and advice pertaining to Internet development, including but not limited to advice with regard to securing a web-site development alliance.

        b. Consultant will assist the Company in identifying strategic opportunities that will extend the Company's e-commerce efforts.

        c. Consultant shall advise the Company concerning the creation of an Internet presentation for potential Wall Street investors and members of the healthcare industry. Upon the Company's reasonable request, Consultant shall assist the Company in presenting a reasonable number of such presentations to potential investors.

        d. Consultant will use his reasonable best efforts, to arrange introductions and meetings between representatives of the Company and individuals and institutions interested in an investment in the Company. In the event that the introduction by Consultant to potential investors results in an investment, the Company shall pay to Consultant a fee equal to the "Lehman Formula" of any cash or equivalent value received by the Company as a direct result of such introduction.

        e. Consultant has been nominated to serve on the Board of Advisors of the Company and has accepted such invitation and will serve on the Board of Advisors as Chairman.

2. Compensation

        The Company agrees to issue and deliver to Consultant, immediately upon Consultant's execution of this Agreement and Consultant agrees to accept a Common Stock Purchase Warrant ("Warrant") to purchase One Million Fifteen Thousand (1,015,000) shares of Common Stock of the Company at $0.15 per share in exchange for the Services to be rendered under this Agreement. The agreement evidencing the Warrant is attached hereto as Schedule A. The Company and the Consultant agree that the issuance of the warrant is a non-recognition event for income tax purposes. Upon the execution of this Agreement, the Warrant will be validly issued, fully paid and nonassessable, free and clear of any and all liens and encumbrances, will be issued in compliance with all applicable federal and state securities laws, and will be fully earned by Consultant. The Common Stock, when issued upon exercise of the Warrant, will be fully paid and nonassessable, free and clear of all liens and encumbrances and will be issued in compliance with all applicable federal and state securities laws. No person or entity shall have any preemptive, anti-dilutive or other similar rights to purchase any equity securities of the

Company that are triggered or created by the issuance of the Warrant or the issuance of any Common Stock upon its exercise.

3. GENERAL PROVISIONS

        a. Indemnification. In the absence of willful malfeasance on the part of Consultant, Consultant shall not be subject to any liability to the Company or to any officer, director, employee, shareholder or other affiliate of the Company, for any act or omission in the course of or connected with his providing of the Services hereunder. The Company agrees to defend Consultant in, and fully indemnify Consultant for any expenses or losses incurred or suffered with respect to, any claim, action or proceeding brought against Consultant and to promptly reimburse Consultant for all losses and expenses that may be suffered or incurred as a result of or arising out of an alleged cause of action created or incurred, or alleged to have been created or incurred, by reason of or arising out of his providing of the Services hereunder. All expenses and other losses incurred or suffered by Consultant in connection with any such claim, action or proceeding shall be paid by the Company prior to and following the final disposition thereof within fifteen days after receiving from Consultant copies of invoices presented to the Company for such expenses and losses. The Company's defense of Consultant shall be at no expense to Consultant; provided, however, that if Consultant desires to obtain his own counsel, the fees and expenses of such counsel shall be borne by Consultant; provided further, however, that if Consultant shall reasonably conclude that a conflict of interest exists between the Company and Consultant, the fees and expenses of counsel to Consultant shall be borne and paid by the Company prior to and following the final disposition of any such claim, action or proceeding within fifteen days after receiving from Consultant copies of invoices presented to the Company for such fees and expenses.

        b. No Litigation. The Company represents and warrants to Consultant that there are no actions, proceedings, complaints, grievances or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries, assets or properties.

        c. Independent Contractor. This Agreement creates, and shall be construed to create, the relationship of contractor and independent contractor between the Company and Consultant, and nothing herein shall be deemed to prohibit Consultant from performing services of any nature for any other person or entity or engaging in any business activity whatsoever, including the performing of services or the engaging in business activities that compete directly with the Company. The Company acknowledges and agrees that Consultant will or may, following the date hereof, continue to work extensively and actively in investing in, forming, operating and advising companies engaged in a variety of industries, including industries involving or relating to the Internet. Accordingly, the Company agrees and acknowledges that nothing contained in this Agreement shall be deemed, whether express or implied, to (i) require Consultant to devote any specific times during any working day(s) or amounts of working hours toward the performance of the Services hereunder or otherwise, (ii) require Consultant to relocate or otherwise engage in any traveling outside of Los Angeles County, California in connection with the performance of the Services hereunder, or otherwise, unless with Consultant's specific consent thereto. The Company further agrees and acknowledges that Consultant shall render the Services hereunder without any supervision of the Company and at such time and place and in such manner as Consultant may determine in his sole discretion. In no event shall Consultant be deemed to be an employee, officer or director of the Company, nor shall Consultant at any time be deemed to be an agent or representative of the Company or have any power to bind or commit the Company or otherwise act on the Company's behalf.

        d. Expenses. In addition to the compensation to be paid to Consultant as provided above, the Company shall pay to and reimburse Consultant for, promptly as billed, all expenses incurred by Consultant in connection with his rendering of the Services hereunder.

        e. Publicity. No advice rendered by Consultant in connection with the Services performed by Consultant pursuant to this Agreement will be quoted by either party hereto, nor will be referred to in any communication without the prior written authorization of both parties hereto, except to the extent required by law (in which case the appropriate party shall so advise the other in writing prior to such use and shall consult with the other with respect to the form and timing of disclosure), provided that the foregoing shall not prohibit appropriate communication or reference with respect to such advice internally within such parties. Furthermore, except as required by law, regulation or stock exchange requirements, the Company shall not, and shall cause its affiliates not to, issue or cause the publication of any press release or other announcement with respect to Consultant and/or the Services to be performed under this Agreement without the prior written consent of Consultant.

        f. Third Party Beneficiaries. This Agreement has been and is made solely for the benefit of the Company, Consultant and their respective successors and assigns, and no other person shall acquire or have any rights under or by virtue of this Agreement.

        g. Services Rendered Solely to the Company. Consultant shall render the Services to the Company solely for the consideration and action of the Company. In no event shall advice or consultation services of Consultant be binding on the Company or bind the Company contractually with third parties. Consultant shall have no authority to act on behalf of, or to bind, the Company, and no person or entity, except the Company, shall be authorized to act or rely upon advice of the Consultant. Consultant shall have no authority to authorize, approve or ratify the taking of, or failure to take, any action by any officer or employee of the Company. Consultant shall report only to the President or Chairman of the Company.

        h. Information: Compliance with Laws. The Company shall make available to Consultant all information concerning its business and operations which Consultant requests as well as any other information relating to any transaction prepared by the Company or any of its agents, representatives or other advisors. All information and material provided by, or on behalf of, the Company to Consultant will be true and correct in all material respects, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such information or materials not misleading. Consultant shall be entitled to rely upon all information supplied to it by the Company or its agents, representatives or advisors and shall not in any respect be responsible for the accuracy or completeness of, or have any obligation to verify the same. The Company shall conduct its business and operations in compliance with all applicable laws, including federal and state securities laws.

        i. Termination. This Agreement may be terminated by Consultant upon advance written notice if any provision hereof is breached by the Company.

        j. Notices. Any notice by one party to the other party concerning this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by facsimile, upon receipt of confirmation of transmission, if sent on a business day, or three (3) days after the deposit with the United States Post Office, by registered or certified mail, or one (1) day after the deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address indicated for such party below, or at such other address or facsimile number as such party may designate by ten (10) days' advance written notice to the other party given in accordance with this paragraph:

        If to the Company:

        RNETHealth.com, Inc.
        1411 Fifth Street, Suite 200
        Santa Monica, California 90401
        Fax: (310) 393-5749

        If to Consultant:

        Kevin Wall
        1670 No. Doheny Dr.
        Los Angeles, California 90069
        Fax: (310) 275-7471

        k. Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assigned or assumed by any party hereto without the prior written consent of the other party hereto.

        1. Attorneys' Fees. If either party institutes any legal action to enforce his or its rights under or to recover damages for any breach of this Agreement, the prevailing party in such action shall be entitled to recover from the other party all costs (including costs of arbitration or mediation, if any) and all reasonable expenses for attorney's fees and disbursements incurred by him or it.

        m. Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

        n. Execution and Counterparts. This Agreement may be executed in counterparts, each and both of which shall be deemed for all purposes to be one agreement.

        o. Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        p. Entire Agreement. This Agreement supersedes any and all agreements, either oral or written, between the parties hereto with respect to the provision of Services by Consultant for the Company and contains all the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever.

        q. Modifications. Any modifications of this Agreement will be effective only if in writing and signed by both parties.

        r. Choice of Law. This Agreement will be governed by and construed in accordance with the laws of the State of California.

        s. Dispute Resolution. Any disputes arising under this Agreement will be resolved by binding arbitration, before a single arbitrator, to take place in the County of Los Angeles under the rules of the American Arbitration Association.


AGREED TO AND ACCEPTED oh the date first written above.

RNETHEALTH.COM, INC.                        CONSULTANT

By:  /s/ WILLIAM MOSES                      By: /s/ Kevin Wall
   --------------------------------            ---------------------------------
         William Moses                              Kevin Wall
         President

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                                                                      Schedule A

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS AN EXEMPTION THEREFROM, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RNETHEALTH.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                Right to Purchase 1,015,000 Shares of Common
                                Stock of RNETHealth.com, Inc. (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. 1                                                               July 9, 1999

        RNETHealth.com, Inc., a corporation organized under the laws of the State of Colorado (the "Company"), hereby certifies that, for value received, Kevin Wall (the "Warrantholder"), is entitled, subject to the terms set forth below, to purchase from the Company, upon execution of the Consulting Services Agreement, at any time or from time to time before 5:00 p.m., New York time, on July 9, 2001 (the "Expiration Date"), up to 1,015,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.01 par value per share, of the Company, at a purchase price of $.15 per share (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

        (a) The term "Company" shall include RNETHealth.com, Inc. and any corporation, which shall succeed or assume the obligations of RNETHealth.com, Inc. hereunder.

        (b) The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date of the Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

        (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3,4 or 5 or otherwise.

        1.     Exercise of Warrant.

               1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this warrant in part in accordance with subsection 1.3, or upon exercise of the Cashless Exercise Right (as defined herein) pursuant to Section 1.4 the number of shares of Common Stock of the Company identified on Page 1 hereof, subject to adjustment pursuant to
Section 4.

               1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such holder, to the Company at its principal office or at the office of its warrant agent (as provided in Section 10), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

               1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes), may request, the number of shares of Common Stock for which such warrant may still be exercised.

               1.4. Cashless Exercise. This Warrant may also be exercised in whole or in part by exercise of the Warrantholder's Cashless Exercise Right. The Warrantholder shall have the right to require the Company to reduce the number of shares of Common Stock to be received by the Warrantholder in lieu of paying the Purchase Price in cash (the "Cashless Exercise Right"). If the Cashless Exercise Right is exercised, the holder shall not be obligated to pay the Purchase Price in cash and the Company shall deliver to such holder the number of duly authorized, validly issues, fully paid and non-assessable shares of Common Stock determined by Section 1.2, in the case of an exercise in whole, or

1.3, in the case of an exercise in part, reduced by that number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of the Purchase Price then in effect multiplied the number of shares which the Warrantholder has elected to have issued pursuant to this Warrant by (ii) the Fair Market Value of one share of Common Stock.

               1.5. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

                      (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                      (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                      (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                      (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

               1.6. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

               1.7. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.1, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 10 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

        2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

        3. Adjustment for Reorganization, Consolidation, Merger, etc.

               3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5.

               3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants, if exercised, after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in Los Angeles, CA, as trustee for the holder or holders of the Warrants.

               3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5.

        4. Extraordinary Events Regarding Common Stock. In the event that the company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

        5. Chief Financial Officers Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 10 hereof).

        6. Reservation of Stock. etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

        7. Registration Rights.

               7.1 Definitions. As used in this Section, the following terms shall have the following respective meanings:

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

               "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               "Form S-8" shall mean such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC relating to the issuance of securities to officers, directors, employees, consultants, advisors and other persons providing services to the Company, generally pursuant to an employee benefit plan or written agreement.

               "Other Holders" shall have the meaning set forth in Section
7.3(a).

               "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

               "Register," "registered" and registration" shall mean and refer to a registration effected by preparing and filing a Registration Statement and taking all other actions that are necessary or appropriate in connection therewith, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

               "Registration Expenses" shall have the meaning set forth in
Section 7.5.

               "Registrable Securities" shall mean the Common Stock or Other Securities issued upon exercise of this Warrant, provided that such term shall not include any such shares of Common Stock or Other Securities sold to the public by Warrantholder pursuant to a Registration Statement or to Rule 144 under the Securities Act.

               "Registration Statement" shall mean any registration statement of the Company in compliance with the Securities Act, including a registration statement on Form S-8, that covers Registrable Securities pursuant to the provisions of this Agreement, including, without limitation, the Prospectus, all amendments and supplements to such Registration Statement, including all post effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

               "SEC" shall mean the Securities and Exchange Commission.

               "Underwritten offering" shall mean a registration in which securities of the Company are sold to an underwriter or through an underwriter as agent for reoffering to the public.

               7.2 Form S-3 and Form S-8 Registration.

                      a. The Warrantholder shall, from time to time, subject to the provisions of this Section, be entitled to request that the Company effect a registration of all or such portion of the Warrantholder's Registrable Securities on Form S-3 or Form S-8 as shall be specified in such request.

                      b. As soon as practicable after receipt of any written request pursuant to Section 7.2(a), the Company shall effect such registration as would permit or facilitate the sale and distribution of all or such portion of the Warrantholder's Registrable Securities as are specified in such request, provided that the Company shall not be obligated to effect any such registration pursuant to this Section, pursuant to Form S-3 if the Warrantholder proposes to sell Registrable Securities at an aggregate price to the public of less than $200,000 or if the Company shall furnish to the Warrantholder a certificate signed by the President or Chief Executive officer stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its shareholders for such Form S-3 or Form S-8 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 or Form S-8 Registration Statement for a period of not more than sixty (60) days after receipt of the request described in
Section 7.2(a).

                      c. Subject to Section 7.2 (b), the Company shall file a Form S-3 or Form S-8 Registration Statement, as requested by the Warrantholder, covering the Registrable Securities as soon as practicable after receipt of the request by the Warrantholder.

                      d. At all times that the Company is subject to the reporting requirements of the Exchange Act, the Company shall use its best efforts to make registrations on Form S-3 and Form S-8 available for the sale of Registrable Securities.

               7.3. Company Registration. If the Company shall determine to register any shares of its capital stock of the same series and class as any of the Registrable Securities (or securities convertible into or exchangeable or exercisable for shares of such series and class) for its own account or for the account of any shareholder, the Warrantholder shall be entitled to include Registrable Securities in such registration (and related underwritten offering, if any) on the following terms and conditions:

                      a. The Company shall promptly give written notice of such determination to the Warrantholder and each holder of securities of the Company that has registration rights triggered by such registration (the "Other Holders"), and the Warrantholder and each Other Holder shall have the right to request, by written notice given to the Company within thirty (30) days of the receipt by the Warrantholder and the Other Holders of such notice, that a specific number of Registrable Securities and eligible shares held thereby be included in such Registration Statement;

                      b. If the Registration Statement relates to an underwritten offering, the notice called for by Section 7.3 (a) shall specify the name of the managing underwriter for such offering and the number of securities to be registered for the account of the Company and for the account of any of the other shareholders of the Company;

                      c. If the Registration Statement relates to an underwritten offering, the Warrantholder and each Other Holder to be included therein, must sell such person's Registrable Securities and shares on the same basis provided in the underwriting arrangements approved by the Company and complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the SEC;

                      d. If the managing underwriter for the underwritten offering under the Registration Statement to be filed by the Company determines that inclusion of all or any portion of the Registrable Securities and shares held by the Other Holders in such offering would adversely affect the ability of the underwriter for such offering to sell all of the securities requested to be included for sale in such offering, the number of shares that may be included in such registration in such offering (the "Maximum Number") shall be allocated as follows: (a) first, the Company shall be permitted to include all shares of capital stock to be registered thereby and (b) second, to the extent the number of shares sought to be sold under clause (a) is less than the Maximum Number, then such number of Registrable Securities and shares held by the Other Holders, pro rata in proportion to the number sought to be registered by the Warrantholder and each Other Holder relative to the aggregate number sought to be registered by the Warrantholder and all Other Holders, which, in the aggregate and when added to the number of shares to be registered under clause
(a), equals the maximum Number;

                      e. The Warrantholder shall have the right to withdraw his Registrable Securities from the Registration Statement at any time prior to the effective date thereof, but if the same relates to an underwritten offering, he may only do so during the time period and on terms deemed appropriate by the underwriters for such underwritten offering; and

                      f. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7.3 prior to the effective date of such registration, whether or not the Warrantholder has elected to include such securities in such registration.

               7.4 Registration Procedures. In connection with the Company's registration obligations pursuant to Sections 7.2 or 7.3 hereof, the Company will use its best efforts to effect such registration to permit the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                      a. prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Warrantholder, keep such registration statement effective for up to ninety (90) days, provided that, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the Warrantholder and his counsel, and the underwriter, if any, and their counsel, copies of all such documents proposed to be filed at least ten (10) days prior thereto, and, with respect to any Registration Statement prepared to be filed by the Company, the Company will not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Warrantholder shall object within such ten (10) day period, provided, further, that the Company will not name or otherwise provide any information with respect to the Warrantholder in any Registration Statement or Prospectus without the consent of such person, unless required to do so by the Securities Act and the rules and regulations thereunder;

                      b. prepare and file with the SEC such amendments, post-effective amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the disposition of all securities covered by such Registration Statement;

                      c. promptly notify the Warrantholder (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contemplated by Section 7.4 (k) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

                      d. make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                      e. if requested by the Warrantholder, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the Warrantholder requests should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the distribution of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                      f. furnish to the Warrantholder, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                      g. deliver to the Warrantholder, without charge, such reasonable number of conformed copies of the Registration Statement (and any post-effective amendment thereto) and such number of copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (and any documents incorporated by reference therein) as the Warrantholder may reasonably request, all in full conformity with the Securities Act; the Company consents to the use of the Prospectus and any amendment or supplement thereto by Warrantholder in connection with the offer and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                      h. prior to any offering of Registrable Securities covered by a Registration Statement, register or qualify or cooperate with the Warrantholder in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Warrantholder reasonably requests, and use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such Registration Statement is required to be kept effective pursuant to the terms of this Warrant; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested by the Warrantholder covered by such Registration Statement, provided that under no circumstances shall the Company be required in connection therewith or as a condition thereof to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                      i. cooperate with the Warrantholder and the managing underwriter or underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, free of any and all restrictive legends, such certificates to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or the Warrantholder may request;

                      j. upon the occurrence of any event contemplated by
section 7.4 (c)(vi), prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                      k. (i) make such representations and warranties to the Warrantholder as are customarily made by issuers to underwriters in underwritten public offerings; (ii) obtain opinions of counsel to the Company and updates thereof, addressed to the Warrantholder and covering such matters as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings; (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Warrantholder, such letters to be in customary form and covering matters of the type customarily requested in "cold comfort" letters by underwriters in connection with underwritten public offerings; and (iv) deliver such documents and certificates as may be requested by the Warrantholder to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company with the Warrantholder (the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder);

                      1. make generally available to the Warrantholder earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than sixty (60) days after the end of any twelve (12) month period (or ninety (90) days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or, if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve (12) month period;

                      m. provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration Statement from and after a date not later than the effective date of such Registration Statement;

                      n. use its best efforts to cause all Registrable Securities covered by each Registration Statement to be listed, subject to notice of issuance, prior to the date of the first sale of such Registrable Securities pursuant to such Registration Statement, on each securities exchange on which the Common Stock issued by the Company is then listed, and admitted to trading on the Nasdaq Stock Market or any other similar such market, if the Common Stock is then admitted to trading thereon; and

                      o. enter into such agreements (including underwriting agreements in customary form containing, among other things, reasonable and customary indemnities) and take such other actions as the Warrantholder shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

        The Warrantholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7.4(c)(vi) hereof, the Warrantholder will forthwith discontinue disposition of Registrable Securities under the Prospectus related to the applicable Registration Statement until his receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7.4(j) hereof, or until he is advised in writing by the Company that the use of the Prospectus may be resumed. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section with respect to the Registrable Securities of the Warrantholder that he shall furnish to the Company such information regarding himself and the Registrable Securities held thereby as shall be required by the Securities Act to effect the registration of the Registrable Securities.

               7.5 Registration Expenses. All expenses incident to any registration to be effected hereunder and incident to the Company's performance of or compliance with this warrant, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, National Association of Securities Dealers, Inc., stock exchange and qualification fees, fees and disbursements of the Company's counsel and of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance), the fees of counsel representing the Warrantholder in such offering, expenses of the underwriters that are customarily requested in similar circumstances by such underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities), all such expenses being herein called "Registration Expenses," will be borne by the Company. The Company will also pay its internal expenses, the expense of any annual audit and the fees and expenses of any person retained by the Company.

               7.6 Indemnification.

                      a. Indemnification by the Company. The Company agrees to indemnify and hold harmless the Warrantholder, and if this warrant should be transferred to an entity, as applicable, the Warrantholder's officers, directors, trustees, partners, managers, shareholders, members, employees, attorneys and each person who controls such Warrantholder (within the meaning of Section 15 of the Securities Act) from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which such Warrantholder may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, provided that the Company will not be liable to the Warrantholder to the extent that such loss, claim, damage or liability arises from or is based upon any untrue statement or omission based upon written information furnished to the Company by the Warrantholder.

                      b. Indemnification by Warrantholder. The Warrantholder, to the extent his Registrable Securities are sold under a Prospectus which is a part of a Registration Statement, agrees to indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement and each person who controls the Company (within the meaning of Section 15 of the Securities Act), and each other Holder whose securities are sold under the Prospectus which is a part of such Registration Statement (and such Other Holder's officers, directors and employees and each person who controls such holder within the meaning of Section 15 of the Securities Act), under the same circumstances as the foregoing indemnity from the Company to the Warrantholder to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with information relating to the Warrantholder furnished in writing to the Company by the Warrantholder expressly for use therein, provided that in no event shall the aggregate liability of the Warrantholder exceed the amount of the net proceeds received by the Warrantholder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company and the Warrantholder shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such persons in similar circumstances.

                      c. Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party, provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person and not of the indemnifying party unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (C) in the reasonable judgment of such person and the indemnifying party, based upon advice of their respective counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). If the indemnifying party does not assume such defense, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim. As used in this Section 7.6(c), the terms "indemnifying party", "indemnified party" and other terms of similar import are intended to include only the Company (and its officers, directors and control persons as set forth above) on the one hand, and the Warrantholder (and, if applicable, its officers, directors, trustees, partners, managers, shareholders, members, employees, attorneys and control persons as set forth above) on the other hand, as applicable.

                      d. Contribution. If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, the Warrantholder shall not be required to contribute any amount in excess of the amount the Warrantholder would have been required to pay to an indemnified party if the indemnity under Section 7.6(b) hereof was available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any person to contribute pursuant to this section 7.6(d) shall be several and not joint.

                      e. Timing of Payments. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

                      f. Survival. The indemnity and contribution agreements contained in this Section shall remain in full force and effect regardless of any investigation made by or on behalf of the Warrantholder and, if applicable, its officers, directors, trustees, partners, managers, attorneys, agents or any person, if any, who controls the Warrantholder as aforesaid, and shall survive the transfer of such Registrable Securities by the Warrantholder.

               7.7 Preparation: Reasonable Investigation. In connection with the preparation and filing of a Registration Statement pursuant to the terms of this
Warrant:

                      a. the Company shall, with respect to a Registration Statement filed pursuant to this Section 7, give the Warrantholder if Registrable Securities are so registered, his underwriter(s), if any, and his counsel and accountants the opportunity to participate in the preparation of such Registration Statement (other than reports and proxy statements incorporated therein by reference and lawfully and properly filed with the SEC) and each Prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto; and

                      b. the Company shall give the Warrantholder if Registrable Securities are so registered, his underwriter(s), if any, and his counsel and accountants such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Warrantholder or such underwriter(s), to conduct a reasonable investigation within the meaning of Section 11(b)(3) of the Securities Act.

               7.8 Rule 144. The Company covenants that it will file, on a timely basis, the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as the Warrantholder may reasonably request (including, without limitation, compliance with the current public information requirements of Rule 144 (c) and Rule 144A under the Securities Act), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Warrantholder, the Company will deliver to him a written statement verifying that it has complied with such information and requirements.

               7.9 No Inconsistent Agreements. The Company will not enter into any agreement, the provisions of which conflict with or adversely affect the rights of the Warrantholder under this Section 7, without the prior written consent of the Warrantholder.


        8. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, and delivery of such representations and warranties as shall reasonably be requested by the Company, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the Transferor Endorsement Form"), to the Company, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

        9. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        10. Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent having an office in New York, NY for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 8, and replacing this Warrant pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

        11. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

        12. Specific Performance. The Warrantholder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its right under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        13. Notices, etc. All notices and other communications from the company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

        14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of California. Any dispute relating to this Warrant shall be adjudicated in the State of California. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

        IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                                        RNETHEALTH.COM, INC.

                                        By: /s/ WILLIAM MOSES
                                            --------------------
                                        Title: President & CEO
                                               -----------------

Witness:

/s/ [SIGNATURE ILLEGIBLE]
-----------------------------------

                                    Exhibit A



                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)


TO: RNETHealth.com, Inc.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to
exercise this Warrant for, and to purchase thereunder, (i)     shares of Common
Stock (as defined in the Warrant) and herewith makes payment of $      therefor,
or (ii)______ shares of Common Stock and hereby exercises the Cashless Exercise Right pursuant to Section 1.4 of the Warrant and hereby surrenders warrants to purchase a total of______ shares of Common Stock and requests that the certificates for such shares be issued in the name of, and delivered to whose address is______.

Dated:
      ----------------

                                ------------------------------------------------
                                (Signature must conform to name of holder as specified on the face of the Warrant)


                                ------------------------------------------------
                                (Address)

                                                                       Exhibit B


                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)


               For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock (as defined in the Warrant) to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of RNETHealth.com, Inc. or any successor thereof with full power of substitution in the premises.

================================================================================
Transferees                   Percentage                     Number
                             Transferred                 Transferred
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Dated:_______________,__

                                ------------------------------------------------
                                (Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:


----------------------------    ------------------------------------------------
         (Name)                                   (address)

                                ------------------------------------------------
ACCEPTED AND AGREED:                              (address)
[TRANSFEREE]


----------------------------
        (Name)